April 17, 1996



Western Gas Resources, Inc
12200 North Pecos Street
Denver, Colorado 80234
Attn: Vice President-Finance

     Re:  Receivables Purchase Agreement dated as of February
          28, 1995, among Western Gas Resources, Inc., as
          Seller, Receivable Capital Corporation, as Purchaser, and Bank of America National Trust and Savings
          Association, as Agent

Gentlemen:

     Reference is hereby made to that certain Receivables Purchase Agreement dated as of February 28, 1995 (as amended, the "Receivables Purchase Agreement") among Western Gas Resources, Inc. as Seller (the "Seller"), Receivables Capital Corporation, as Purchaser (the "Purchaser") and Bank of America National Trust and Savings Association, as Agent (the "Agent"). Terms used herein are used with the meanings given to them in the Receivables Purchase Agreement unless otherwise indicated.

     The Agent and the Purchaser hereby consent to the extension of the Scheduled Commitment Termination Date. The Scheduled Commitment Termination Date is hereby extended until, and only until, June 28, 1996. By its signature below, the Seller hereby acknowledges that the Agent shall have no obligation whatsoever to agree to or to grant any subsequent request for any extension of the Scheduled Commitment Termination Date.

     This letter agreement may be executed in several counterparts, all of which when taken together shall constitute but one and the same agreement. This letter agreement shall be governed by the internal laws of the State of New York.





                                                                   Exhibit 10.56

Western Gas Resources, Inc.
April 17, 1996
Page Two



     If the foregoing is acceptable to the Seller, please indicate the Seller's acceptance by your signature in the appropriate space below.


                                   Very truly yours,

                                   RECEIVABLES CAPITAL CORPORATION



                                   By:   /s/ Susan Wisialko
                                         -----------------------------------
                                   Name:     Susan Wisialko
                                         -----------------------------------
                                   Title:    Vice President
                                         -----------------------------------


                                   BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION, As the
                                   Agent



                                   By:   /s/ Mark G. Wegoyer
                                         ---------------------------------
                                   Name:     Mark G. Wegoyer
                                         ---------------------------------
                                   Title:    Attorney-in-fact
                                         ---------------------------------

Accepted and Agreed to:

WESTERN GAS RESOURCES, INC.

By:   /s/ William J. Krysiak
      ---------------------------
Name: William J. Krysiak
      ---------------------------
Title:  VP - Finance
        -------------------------